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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                  June 27, 2007

          MERRILL LYNCH MORTGAGE BACKED SECURITIES TRUST, SERIES 2007-2
                                (Issuing Entity)

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
              (Exact Name of Depositor as Specified in its Charter)

                      MERRILL LYNCH MORTGAGE LENDING, INC.
               (Exact Name of Sponsor as Specified in its Charter)

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
             (Exact Name of Registrant as Specified in its Charter)

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
          Delaware                      333-140436                13-3416059
(State or Other Jurisdiction            (Commission            (I.R.S. Employer
      Of Incorporation)                File Number)          Identification No.)

            250 Vesey Street
  4 World Financial Center, 10th Floor
              New York, NY                                          10080
(Address of Principal Executive Offices)                          (Zip Code)
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           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

                                    No Change
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01. Other Events

     The Registrant registered issuances of Merrill Lynch Mortgage Investors,
Inc. Mortgage Loan Asset-Backed Securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-140436) (the
"Registration Statement"). Pursuant to the Registration Statement, the
Registrant issued $619,161,000 in aggregate principal amount Class I-A1 and Class I-A2 Notes of its Merrill Lynch Mortgage Backed Securities Trust, Series
2007-2 Mortgage Loan Asset-Backed Notes on June 27, 2007.

     This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated May 15, 2007, as supplemented by the Prospectus Supplement, dated June 26, 2007 (collectively, the "Prospectus
Supplement"), to file a copy of the Indenture (as defined below) executed in connection with the issuance of the Notes (as defined below).

     The Notes (as defined below) were issued pursuant to the Indenture, attached hereto as Exhibit 4.1, dated as of June 27, 2007 (the "Indenture"), by and among Merrill Lynch Mortgage Backed Securities Trust, Series 2007-2, as issuing entity, HSBC Bank USA, National Association, as indenture trustee, and Wells Fargo Bank, N.A., as securities administrator. The "Notes" consist of the following classes: Class I-A1, Class I-A2, Class M-1, Class M-2, Class M-3,
Class B-1, Class B-2 and Class B-3. The Notes evidence all the beneficial ownership interest in a trust fund that consists primarily of a pool of conventional, adjustable rate, fully amortizing, first lien residential mortgage loans with an aggregate outstanding principal balance of approximately
$647,707,211 as of June 1, 2007. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Indenture.

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ITEM 9.01. Financial Statements; Pro Forma Information and Exhibits.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Not applicable.

     (d)  Exhibits:

          4.1  Indenture, dated as of June 27, 2007, by and among Merrill Lynch
               Mortgage Backed Securities Trust, Series 2007-2, as issuing entity, HSBC Bank USA, National Association, as indenture trustee, and Wells Fargo Bank, N.A., as securities administrator.

          4.2  Trust Agreement, dated as of June 27, 2007, by and among Merrill
               Lynch Mortgage Investors, Inc., as depositor, Wilmington Trust
               Company, as owner trustee, and Wells Fargo Bank, N.A., as securities administrator, certificate registrar and certificate paying agent.

          99.1 Mortgage Loan Purchase Agreement, dated as of June 1, 2007, between Taberna Realty Holdings Trust, as seller, and Merrill
               Lynch Mortgage Investors, Inc., as purchaser.

          99.2 Sale and Servicing Agreement, dated as of June 27, 2007, by and among Merrill Lynch Mortgage Investors, Inc., as depositor,
               Merrill Lynch Mortgage Backed Securities Trust, Series 2007-2, as issuing entity, HSBC Bank USA, National Association, as indenture trustee, Taberna Realty Holdings Trust, as seller, and Wells
               Fargo Bank, N.A., as master servicer and as securities administrator.

          99.3 Assignment, Assumption and Recognition Agreement, dated as of
               June 1, 2007, among Taberna Realty Holdings Trust, as assignor,
               Merrill Lynch Mortgage Investors, Inc., as assignee, and Wells
               Fargo Bank, N.A., as servicer, and acknowledged by Wells Fargo
               Bank, N.A., as master servicer.

          99.4 Seller's Warranties and Servicing Agreement (WFHM Mortgage Loan
               Series 2006-W60), dated as of July 1, 2006, by and between Merrill Lynch Mortgage Lending, Inc., as purchaser, and Wells
               Fargo Bank, N.A., as seller.



          99.5 Administration Agreement, dated as of June 27, 2007, by and among Merrill Lynch Mortgage Backed Securities Trust, Series 2007-2, as issuing entity, Merrill Lynch Mortgage Investors, Inc., as depositor, Wilmington Trust Company, as owner trustee, and Wells Fargo Bank, N.A., as securities administrator.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                        By: /s/ Paul Park
                                            ------------------------------------
                                        Name: Paul Park
                                        Title: Authorized Signatory

Date: July 12, 2007

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                                  EXHIBIT INDEX

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
Exhibit No.                         Description                         Page No.
-----------   -------------------------------------------------------   --------
4.1           Indenture, dated as of June 27, 2007, by and among
              Merrill Lynch Mortgage Backed Securities Trust, Series
              2007-2, as issuing entity, HSBC Bank USA, National
              Association, as indenture trustee, and Wells Fargo
              Bank, N.A., as securities administrator.

4.2 Trust Agreement, dated as of June 27, 2007, by and among Merrill Lynch Mortgage Investors, Inc., as depositor, Wilmington Trust Company, as owner trustee, and Wells Fargo Bank, N.A., as securities administrator, certificate registrar and certificate paying agent.

99.1 Mortgage Loan Purchase Agreement, dated as of June 1, 2007, between Taberna Realty Holdings Trust, as seller, and Merrill Lynch Mortgage Investors, Inc., as purchaser.

99.2 Sale and Servicing Agreement, dated as of June 27, 2007, by and among Merrill Lynch Mortgage Investors, Inc., as depositor, Merrill Lynch Mortgage Backed Securities Trust, Series 2007-2, as issuing entity, HSBC Bank USA, National Association, as indenture trustee, Taberna Realty Holdings Trust, as seller, and Wells Fargo Bank, N.A., as master servicer and as securities administrator.

99.3 Assignment, Assumption and Recognition Agreement, dated as of June 1, 2007, among Taberna Realty Holdings Trust, as assignor, Merrill Lynch Mortgage Investors, Inc., as assignee, and Wells Fargo Bank, N.A., as servicer, and acknowledged by Wells Fargo Bank, N.A., as master servicer.

99.4 Seller's Warranties and Servicing Agreement (WFHM Mortgage Loan Series 2006-W60), dated as of July 1, 2006, by and between Merrill Lynch Mortgage Lending, Inc., as purchaser, and Wells Fargo Bank, N.A., as seller.

99.5 Administration Agreement, dated as of June 27, 2007, by and among Merrill Lynch Mortgage Backed Securities Trust, Series 2007-2, as issuing entity, Merrill Lynch Mortgage Investors, Inc., as depositor, Wilmington Trust Company, as owner trustee, and Wells Fargo Bank, N.A., as securities administrator.
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